Inventories	12 Months Ended
Dec. 31, 2020
Inventories.
Inventories

11.   Inventories

Inventories comprise the following at December 31:

	2020	2019
	US$'000	US$'000
Finished goods	100,711	158,056
Raw materials in progress and industrial supplies	99,259	140,689
Other inventories	46,274	54,564
Advances to suppliers	305	812
Total	246,549	354,121

During 2020 the Company recognised an expense of $1,939 thousand (2019: $4,295 thousand) in respect of write-downs of inventory to net realisable value. The Company records expense for the write-down of inventories to Cost of sales in the consolidated income statement, see Note 4.8.

At December 31, 2020, approximately $25 million of inventories in the Company’s subsidiaries in the United States and Canada were pledged forming part of the borrowing base for the North American asset-based revolving credit facility (the “ABL Revolver”). At December 31, 2019, amount of pledged inventories was $33 million (see Note 30).